POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CROFT FUNDS CORPORATION, a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Corporation"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints KENT G. CROFT his attorneys for him and in his name, place and stead, and in his office and capacity in the Corporation, to execute and file any Amendment or Amendments to the Corporation's Registration Statement (File Nos. 033-81926 and 811-08652), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of August, 2010.

_/s/ G. Russell Croft_________________________

G. Russell Croft

Director

STATE OF MARYLAND

)

)

ss: [SEAL]

COUNTY OF HARFORD

)

WITNESS my hand and official seal this 16th day of August, 2010.

_/s/ Carla Prescimone________________________

Notary Public

My commission expires: _5/23/2013_______________

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CROFT FUNDS CORPORATION, a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Corporation"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints KENT G. CROFT his attorneys for him and in his name, place and stead, and in his office and capacity in the Corporation, to execute and file any Amendment or Amendments to the Corporation's Registration Statement (File Nos. 033-81926 and 811-08652), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of August, 2010.

_/s/ Benjamin R. Civiletti _____________________

Benjamin R. Civiletti

Director

STATE OF MARYLAND

)

)

ss:

CITY OF BALTIMORE

)

WITNESS my hand and official seal this 30th day of August, 2010.

/s/ Ruth A. Lathe____________________________

Notary Public

My commission expires: _8/29/13_______________

[SEAL]

Ruth A. Lathe

NOTARY PUBLIC

Baltimore County

State of Maryland

My Commission Expires

August 29, 2013

 POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CROFT FUNDS CORPORATION, a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Corporation"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints KENT G. CROFT his attorneys for him and in his name, place and stead, and in his office and capacity in the Corporation, to execute and file any Amendment or Amendments to the Corporation's Registration Statement (File Nos. 033-81926 and 811-08652), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of August, 2010.

__/s/ Steven Tamasi __________________

Steven Tamasi

Director

STATE OF MARYLAND

)

)

ss:  [SEAL]

COUNTY OF HARFORD

)

WITNESS my hand and official seal this 23rd day of August, 2010.

_/s/ Carla Prescimone________________________

Notary Public

My commission expires: _5/23/2013_______________